SUPPLEMENT DATED JANUARY 28, 2021

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS FOR

PACIFIC FUNDSSM LARGE-CAP VALUE

DATED AUGUST 1, 2020

This supplement revises the Pacific Funds Summary Prospectus for Pacific Funds Large-Cap Value dated August 1, 2020, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF LIQUIDATION OF PACIFIC FUNDSSM LARGE-CAP VALUE

On January 25, 2021, the Board of Trustees of Pacific Funds Series Trust (the “Trust”) approved a plan of liquidation (the “Plan”) for Pacific Funds Large-Cap Value (the “Fund”), a series of the Trust.  The liquidation of the Fund is expected to occur on or about March 1, 2021, or such other date as any officer of the Trust shall determine (the “Liquidation Date”).  The Liquidation Date may be accelerated if all shareholders of the Fund have redeemed their shares prior to that date.

In order to convert all portfolio securities of the Fund to cash or cash equivalents in preparation for the liquidation, the Fund is expected to deviate from its investment goal and investment strategies until it is liquidated on the Liquidation Date.  For example, short-term money market or other instruments may be held by the Fund in anticipation of its liquidation and these investments will not perform in the same manner as investments held by the Fund under normal circumstances.

No new shareholders into the Fund were accepted after December 1, 2020.  Investments from existing shareholders of the Fund will no longer be accepted after February 5, 2021. Shareholders holding shares subject to a contingent deferred sales charge (“CDSC”) as of February 5, 2021 will not incur a CDSC on any redemptions on or after February 5, 2021, nor on any amounts distributed on the Liquidation Date.  Shareholders may exchange shares of the Fund for another Fund of the Trust at any time prior to the Liquidation Date pursuant to the exchange provisions described in the Prospectus.

Plan of Liquidation. Pursuant to the Plan, on the Liquidation Date the Fund will distribute to its shareholders of record, as of the close of business on the Liquidation Date, all of the remaining assets of the Fund in complete cancellation and redemption of all of the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s book on the Liquidation Date, including, but not limited to, income, dividends, and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s book.

Disclosure Changes. All references to and related to the Fund in the Trust’s registration statement (including the Prospectus and Statement of Additional Information) will be deleted effective upon the Liquidation Date.  No further notification regarding the liquidation of this Fund will be provided, unless circumstances change from those described above.

Form No. PFSUP0121